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                                                                 EXHIBIT 10.7(A)











                   THE JOHN NUVEEN COMPANY DEFERRED BONUS PLAN

                (Amended and Restated effective November 9, 1998)


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                               TABLE OF CONTENTS


ARTICLE 1.        ESTABLISHMENT OF PLAN......................................1

         1.1.     Establishment of Plan......................................1
         1.2.     Purpose of Plan............................................1

ARTICLE 2.        DEFINITIONS................................................1

         2.1.     Account....................................................1
         2.2.     Administrator..............................................1
         2.3.     Annual Bonus...............................................1
         2.4.     Board  1
         2.5.     Change in Control..........................................1
         2.6.     Committee..................................................3
         2.7.     Crediting Date.............................................3
         2.8.     Deferral...................................................3
         2.9.     Deferral Election..........................................3
         2.10.    Designated Fund Return Options.............................4
         2.11.    Effective Date.............................................4
         2.12.    Participant................................................4
         2.13.    Plan Year..................................................4
         2.14.    Plan Year Account..........................................4
         2.15.    Prime Rate Return Option...................................4
         2.16.    Production Bonus...........................................4
         2.17.    Retirement.................................................4
         2.18.    Return Options.............................................4
         2.19.    Termination................................................4
         2.20.    Unforeseeable Emergency....................................4

DEFERRAL OF BONUS 5

         3.1.     Deferral of Bonuses........................................5
         3.2.     Revocation of Deferral Election............................5

ARTICLE 4. INVESTMENT CREDITING..............................................5

         4.1.     Investment Crediting.......................................5
         4.2.     Crediting of Deferrals.....................................6
         4.3.     Investment Changes.........................................6
         4.4.     Account Value Adjustments..................................6
         4.5.     Adjustments for Payments...................................7
         4.6.     Adjustment of Return Option Shares.........................7


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ARTICLE 5. PAYMENTS FROM ACCOUNT.............................................7

         5.1.     Timing of Payments.........................................7
         5.2.     Form of Payments...........................................7
         5.3.     Change of Payment Election.................................8
         5.4.     Emergency Withdrawals......................................8
         5.5.     Change in Control..........................................8
         5.6.     Domestic Relations Orders..................................8
         5.7.     Payments to Incompetents/Minors............................8
         5.8.     Payments to Beneficiaries..................................9

ARTICLE 6. MISCELLANEOUS.................................................... 9

         6.1.     Rights of Participant......................................9
         6.2.     Assignment.................................................9
         6.3.     Employment.................................................9
         6.4.     Administration.............................................9
         6.5.     Liability and Indemnification..............................9
         6.6.     Termination and Amendment.................................10
         6.7.     Claims Procedure..........................................10
         6.8.     Notice 10
         6.9.     Headings..................................................10
         6.10.    Governing Law.............................................10
         6.11.    Binding Effect............................................10
         6.12.    Severability..............................................11

ADMINISTRATIVE FORMS
Deferral Election Form...............................................Exhibit A
Payment Election Form................................................Exhibit B
Investment Designation Form for New Deferrals........................Exhibit C
Change of Investments Form...........................................Exhibit D
Return Options.......................................................Exhibit E
Beneficiary Designation Form.........................................Exhibit F
Hardship Withdrawal Form.............................................Exhibit G



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                   THE JOHN NUVEEN COMPANY DEFERRED BONUS PLAN

                                   ARTICLE 1.
                              ESTABLISHMENT OF PLAN

     1.1. Establishment of Plan. Prior to November 9, 1998, The John Nuveen Company ("JNC") maintained the Deferred Bonus Plan for Officers of John Nuveen & Co. Incorporated (the "Prior Plan"). Effective November 9, 1998, JNC has established a new plan, The John Nuveen Company Deferred Bonus Plan (the "Plan"), for the benefit of key employees of JNC and its subsidiaries. The Prior Plan will continue to be maintained by JNC according to its terms, but no additional deferrals will be made thereunder.

     1.2. Purpose of Plan. The Plan shall permit each Participant to defer until a later date all or a portion of his or her Production Bonus and/or Annual Bonus, as applicable, which may otherwise be payable currently. By allowing key employees to participate in the Plan, JNC expects to benefit by attracting and retaining the best available talent. The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

                                   ARTICLE 2.
                                   DEFINITIONS

     As used herein, the following words shall have the following meanings:

     2.1. Account. "Account" shall mean the aggregate value of a Participant's Plan Year Accounts.

     2.2. Administrator. "Administrator" shall mean the Manager of Human Resources for JNC or such other person as the Committee shall designate from time to time to be responsible for Plan administration.

     2.3. Annual Bonus. "Annual Bonus" shall mean the discretionary cash bonus to be paid by JNC to a Participant during any Plan Year.

     2.4. Board. "Board" shall mean JNC's board of directors.

     2.5. Change in Control. "Change in Control" shall mean any of the following:

          (a) The acquisition after the Effective Date through purchase or otherwise (including an agreement to act in concert) by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities representing 20% or more of the combined voting power of JNC's then outstanding securities


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               entitled to vote generally in the election of directors (the
               "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not be deemed to result in a Change in Control: (A) any acquisition directly from JNC, (B) any acquisition by JNC, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by JNC or any corporation controlled by JNC, or (D) any acquisition by any corporation pursuant to a transaction described in clauses (A),
               (B) and (C) of subsection (c) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (A) or (B) above, and such Person subsequently acquires beneficial ownership of additional JNC voting securities, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Company Voting Securities; or

          (b) Individuals who, as of the effective date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by JNC's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall be considered as if a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) The approval by JNC's shareholders of (x) a reorganization, merger or consolidation or sale, or other disposition of all or substantially all of JNC's assets or (y) the acquisition of assets or stock of another corporation in exchange for JNC voting securities (each of (x) and (y), a "Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which:

               (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including a

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                    corporation that as a result of such transaction owns JNC or all or substantially all of JNC's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities;

               (B) no Person (excluding any employee benefit plan (or related trust) of JNC or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, (except to the extent that such ownership existed prior to the Business Combination) an amount of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation representing the greater of
                    (i) 20% thereof or (ii) a percentage thereof equal to or greater than the percentage thereof held after such transaction by the persons who were the owners of JNC's Class B stock prior to such transaction; and

               (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by JNC's shareholders of a complete liquidation or dissolution of JNC.

Notwithstanding the foregoing, unless a majority of the Incumbent Board determines otherwise, no Change in Control shall be deemed to have occurred with respect to a particular Participant if the Change in Control results from actions or events in which such Participant is a participant in a capacity other than solely as an officer, employee or director of JNC.

     2.6. Committee. "Committee" shall mean the Compensation Committee of the Board.

     2.7. Crediting Date. "Crediting Date" shall mean March 31, June 30, September 30 and December 31 of each Plan Year, or such other dates as determined by the Administrator.

     2.8. Deferral. "Deferral " shall mean the amounts deferred from a Participant's Production Bonus and/or Annual Bonus, as applicable, pursuant to his or her Deferral Election.

     2.9. Deferral Election . "Deferral Election" shall mean a written agreement whereby the Participant elects to defer a certain portion of his or her Production Bonus and/or Annual Bonus, as applicable, pursuant to the terms of the Plan.


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     2.10. Designated Fund Return Options. "Designated Fund Return Options"
shall mean the investment returns credited by JNC on Deferrals at a rate or rates based on the performance of one or more mutual funds sponsored by JNC or its affiliates, as offered from time to time by the Administrator for selection by Participants.

     2.11. Effective Date. "Effective Date" shall mean November 9, 1998.

     2.12. Participant. "Participant" shall mean an employee of JNC or its subsidiaries who is designated by the Administrator or Committee on an annual basis to be eligible to participate in the Plan. Upon the direction of the Administrator or Committee, an employee may be removed from participating in the Plan at any time on a prospective basis for any reason. Eligibility to participate for any Plan Year shall not entitle a Participant to retain such status for any subsequent Plan Year.

     2.13. Plan Year. "Plan Year" shall mean the 12-month period beginning January 1 and ending December 31.

     2.14. Plan Year Account. "Plan Year Account" shall mean the account maintained for each Participant to which his or her Deferrals for a particular Plan Year shall be credited.

     2.15. Prime Rate Return Option. "Prime Rate Return Option" shall mean the investment return credited by JNC on Deferrals at a rate based on the average prime rate for the preceding calendar quarter announced from time to time by First Chicago NBD or its successor.

     2.16. Production Bonus. "Production Bonus" shall mean the cash bonus earned by JNC sales personnel during any Plan Year in connection with quarterly sales production.

     2.17. Retirement. "Retirement" shall mean a Participant's termination of employment with JNC as of a date when the Participant is eligible for the commencement of pension payments under the John Nuveen & Co. Incorporated Employees' Retirement Plan.

     2.18. Return Options. "Return Options" shall mean the Designated Fund Return Options and the Prime Rate Return Option, collectively.

     2.19. Termination. "Termination" shall mean voluntary or involuntary termination of employment with JNC other than for Retirement.

     2.20. Unforeseeable Emergency. "Unforeseeable Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if an emergency withdrawal under Section 5.4 were not permitted, such as may result from a sudden and unexpected illness or accident of the Participant or a dependent (within the meaning of Internal Revenue Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary or unforeseeable circumstances as determined by the Administrator, but in any case does not include an emergency that may be relieved:

          (a) through reimbursement or compensation by insurance or otherwise; or



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          (b)  by liquidation of the Participant's assets to the extent that liquidation itself would not cause such a severe financial hardship.

The need to pay educational expenses of a Participant's family member and the desire to purchase a home shall not constitute an Unforeseeable Emergency.

                                   ARTICLE 3.
                                DEFERRAL OF BONUS

     3.1. Deferral of Bonuses. A Participant may elect to defer all or a portion of his or her Production Bonuses and/or Annual Bonus, as applicable, for any Plan Year by executing an appropriate Deferral Election provided by JNC. A Participant may enter into a Production Bonus Deferral Election when first eligible for Plan participation effective for Production Bonuses payable with respect to current Plan Year quarters commencing after the election, and on or before each November 30 for Production Bonuses earned during the next following Plan Year. A Participant may enter into an Annual Bonus Deferral Election on or before each November 30 effective for the Annual Bonus to be paid during the next following Plan Year.

     3.2. Revocation of Deferral Election. A Deferral Election for Production Bonus and/or Annual Bonus, as applicable, shall remain in effect only for the single Plan Year to which it applies. A Participant may revoke a Production Bonus Deferral Election prospectively by submitting a written request to the Administrator stating the proposed effective date of the revocation, which revocation must occur before the commencement of the calendar quarter with respect to which the Production Bonus will be earned. A Participant revoking a Production Bonus Deferral Election shall not be eligible to make Production Bonus Deferrals until the beginning of the Plan Year commencing after the date of the revocation. A Participant's Deferral Elections shall be revoked automatically upon the Participant's Termination or Retirement, the termination of the Plan pursuant to Section 6.6, or the termination of Participant status pursuant to Section 2.12.

                                   ARTICLE 4.
                              INVESTMENT CREDITING

     4.1. Investment Crediting. Each Participant shall elect at the time he or she files a Deferral Election to have the resulting Deferrals to his or her Plan Year Account credited to one, two or three Return Options. The Return Options available for election by Participants shall be determined from time to time by the Administrator. If a Return Option is removed from the list of available investment funds, then no further Deferrals shall be deemed invested in such Return Option and, the Administrator shall give each Participant whose Plan Year Account is deemed to be invested in such Return Option a reasonable period to submit a new designation. Any Participant who fails to submit a new designation shall be deemed to have elected the Prime Rate Return Option. If a Participant's Plan Year Account is to be paid following Termination or Retirement in installments, the Participant shall be deemed to have elected the Prime Rate Return Option effective as of the Crediting Date as of which the installments are to commence.




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     4.2. Crediting of Deferrals. JNC shall credit a Participant's Production
Bonus and Annual Bonus Deferrals, as applicable, for each Plan Year to a separate Plan Year Account. The Deferrals shall be credited to the Participant's Plan Year Accounts as of the date that such Production Bonus or Annual Bonus would otherwise be payable to the Participant absent the Deferral Election. Deferrals credited to a Participant's Plan Year Accounts shall be treated as though such amounts had been invested on the date of crediting in (1) the Prime Rate Return Option or (2) shares of one or more mutual funds then offered as the Designated Fund Return Options (as elected by the Participant), calculated as follows:

               (i)  the product of

                    (x)  the amount of such Deferrals and

                    (y) the percentage of such Deferrals to be deemed invested in that Designated Fund Return Option

               (ii) divided by the Designated Fund Return Option's net asset value per share ("NAV") as of the date such amount is so credited.


     4.3. Investment Changes. By written election delivered to the Administrator not less than 10 business days prior to any December 31, each Participant may change the Return Options in which any of his or her Plan Year Accounts are deemed invested. Any election to change such investments shall indicate the new percentage of the Account's value deemed to be invested in each Return Option (not exceeding three). In the case of the Designated Fund Return Options, the number of shares of each mutual fund to be deemed held in a Plan Year Account following such investment change shall be calculated as follows:

               (i)  the product of

                    (x) the value of such Plan Year Account on such December 31 as determined under Section 4.4 and

                    (y) the percentage of such value to be deemed invested in the new Designated Fund Return Option as a result of the investment change

               (ii) divided by such new Designated Fund Return Option's NAV as of such December 31.

     4.4. Account Value Adjustments. Dividend and capital gains distributions declared on shares of any Designated Fund Return Option in which a Participant's Plan Year Accounts are deemed invested shall be deemed reinvested on the date such distributions are paid, in additional shares of such Return Option based on the Return Option's NAV on such date. The portion of a Participant's Plan Year Accounts deemed invested in the Prime Rate Return Option shall receive interest credits as of each Crediting Date. The value of any Plan Year Account on any Crediting


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Date shall be the sum of (i) the number of shares of each Designated Fund Return
Option deemed to be held in the Account, multiplied by (ii) the Designated Fund Return Option's NAV on the Crediting Date, plus the Deferrals and interest thereon credited to the portion of the Account deemed invested in the Prime Rate Return Option.

     4.5. Adjustments for Payments. On each date upon which a payment of less than the entire value of a Participant's Plan Year Account is to be made, the amount of such payment shall be allocated among all of the Return Options in which the Plan Year Account is deemed to be invested based proportionately on the aggregate dollar value of such Return Option investments as determined under
Section 4.4.

     4.6. Adjustment of Return Option Shares. If a Return Option shall pay a stock dividend on, or split, combine, reclassify or substitute other securities by merger, consolidation or otherwise for its outstanding shares during the period since the next preceding Crediting Date, the number or type of shares deemed to be held in the Participant's Plan Year Accounts shall be adjusted accordingly.

                                   ARTICLE 5.
                              PAYMENTS FROM ACCOUNT

     5.1. Timing of Payments. Payments to a Participant of any of his or her Plan Year Accounts shall commence as of the Crediting Date following his or her:

          (a)  Termination,

          (b)  Retirement, or

          (c) if earlier than Termination or Retirement, the date selected by the Participant in his or her Production Bonus or Annual Bonus Deferral Election for a particular Plan Year, which payment date must be at least five years after the date of the Deferral Election.

Notwithstanding the foregoing, a Participant may elect in writing at least six months prior to his or her expected date of Retirement, but in no event later than the December 31 preceding such date, to defer commencement of payments. The commencement of payments may be deferred to a specified date during any Plan Year following the Plan Year in which Retirement occurs, up to and including the Plan Year following the year in which he or she attains age 65. Such election shall be void if the Participant is not eligible for Retirement on his or her employment termination date or if the Participant's Retirement actually occurs within six months following such an election.

     5.2. Form of Payments. A Participant shall elect in writing at the time of his or her Deferral Election for any Plan Year either of the following forms of payment:

          (a) a lump sum of his or her entire Plan Year Account for such Plan Year; or



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

          (b) quarterly installment payments on each Crediting Date for a period of years not to exceed 10, with each installment being equal to the Plan Year Account's value as of the applicable Crediting Date on which payment is to be made divided by the number of installments remaining to be paid.

Notwithstanding the foregoing, payments pursuant to Section 5.1(c) shall be made in the form of a lump sum.

     5.3. Change of Payment Election. A Participant may elect in writing to change the timing or form of payment under Section 5.1 or Section 5.2, provided that any such change is made at least six months prior to the scheduled payment date but in no event later than the December 31 preceding the scheduled payment date. The election shall be made on an appropriate form provided by JNC. The Participant's new election shall be void and the Participant's original election shall be reinstated if actual payments to the Participant commence within six months following the date on which the change form was submitted to JNC.

     5.4. Emergency Withdrawals. A Participant may withdraw all or a portion of his or her Account due to an Unforeseeable Emergency. A Participant desiring an emergency withdrawal shall submit a written request to the Administrator specifying the amount of the requested emergency withdrawal. Only one written request for an emergency withdrawal shall be made by the Participant each Plan Year. The minimum emergency withdrawal shall be $25,000 and the maximum amount shall be the amount necessary to satisfy the Unforeseeable Emergency up to the aggregate value of the Account.

     5.5. Change in Control. All Participant Accounts (or any remaining installments in the event payments have already commenced) shall become payable in a lump-sum as soon as administratively possible following a Change in Control.

     5.6. Domestic Relations Orders. If a domestic relations order issued by any court of proper authority directs assignment of a portion of a Participant's Account to the Participant's spouse, former spouse or children as part of a divorce settlement, such amount may be paid in a lump-sum cash payment at the request of the recipient as soon as administratively possible after the Crediting Date immediately following the Administrator's receipt of the signed order, so long as the order (or the parties' mutual written direction to the Administrator of how to interpret the order) clearly specifies the amount of the Participant's Account assigned and the timing of payment to the recipient.

     5.7. Payments to Incompetents/Minors. If the Administrator shall find that a Participant, former Participant or beneficiary is unable to care for his or her affairs because of illness or accident, or if the Participant or beneficiary is a minor, the Administrator may direct that any payment, unless claim therefor shall have been made by a duly appointed legal representative, shall be paid to his or her spouse, a child, a parent or other blood relative or to a person with whom he or she resides, and any such payment so made shall be in complete discharge of the liabilities of the Plan therefor.

         5.8. Payments to Beneficiaries. Each Participant shall have the right to designate one or more beneficiaries to receive all or any portion of the Participant's Account which remains unpaid at the time of the Participant's death. Such designation shall be effective by filing a written beneficiary designation form with the Administrator during the Participant's life, and may be changed from time to time by similar action. If no such designation is made, the Participant's remaining Account value shall be paid to his or her estate. The value of a Participant's Account for this purpose shall be determined as of the closest Crediting Date immediately prior to or following his or her date of death.

                                   ARTICLE 6.
                                  MISCELLANEOUS

     6.1. Rights of Participant. Each Participant's Account shall not constitute or be treated for any reason as trust for, property of or security interest for the benefit of the Participant, beneficiary or any other person. The Account shall not represent specific investments or assets of JNC even if JNC accumulates funds for the purpose of paying Participants or beneficiaries hereunder. Each Participant and JNC acknowledge that the Participant's and his or her beneficiary's rights hereunder are limited to those of an unsecured general creditor and that the creation of the Account does not prevent any property of JNC from being subject to the rights of its general creditors. Title to and beneficial ownership of any actual investments of JNC shall at all times remain in JNC and shall constitute general assets of JNC.

     6.2. Assignment. Except to the extent provided in Section 5.6, no Participant or beneficiary may sell, assign, transfer, encumber, or otherwise dispose of the right to receive payments hereunder.

     6.3. Employment. Nothing contained in this Plan shall confer upon a Participant the right to continue in the employ of JNC or its subsidiaries in any capacity.

     6.4. Administration. The Administrator shall have full power, authority, and discretion to interpret, construe and administer the Plan, and the Administrator's actions under the Plan shall be final, binding and conclusive on all parties for all purposes to the maximum extent permitted by law. The Plan shall be administered as an unfunded plan which is not intended to meet the qualification requirements of Internal Revenue Code Section 401(a).

     6.5. Liability and Indemnification. The Administrator and the Committee members shall not be liable for any loss in connection with Plan administration unless resulting from their own fraud or willful misconduct. The Administrator and the Committee members shall be fully protected in relying upon the advice of the following professional consultants or advisors employed by JNC: any attorney insofar as legal matters are concerned, any accountant insofar as accounting matters are concerned, and any actuary insofar as actuarial matters are concerned. JNC hereby indemnifies and agrees to hold harmless the Administrator, Committee members, and all directors, officers and JNC employees against any and all parties whomsoever, and all losses therefrom, including without limitation, costs of defense, attorneys' fees and reasonable costs of settlement, based upon or arising out of any act or omission relating to, or in connection with this Plan other than losses resulting from such person's fraud or willful misconduct.




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

     6.6. Termination and Amendment. The Committee may at any time terminate, suspend, alter or amend this Plan, and no Participant or any other person shall have any right, title, interest or claim against JNC, its directors, officers or employees for any amounts, except that each Participant or beneficiary shall be entitled to payment of his or her then current Account value. Upon termination of the Plan by JNC all Deferrals shall cease, but the value of Participants' Plan Year Accounts shall continue to be adjusted as provided in Article 4. Notwithstanding the foregoing, JNC may make payment of each Participant's then current Account value in a lump sum as soon as practicable after Plan termination.

     6.7. Claims Procedure. If the Participant or the Participant's beneficiary ("Claimant") is denied all or a portion of an expected benefit under this Plan for any reason, he or she may file a claim with the Administrator. The Administrator shall notify the Claimant within 90 days of allowance or denial of the claim, unless the Claimant receives written notice from the Administrator prior to the end of the 90-day period stating that special circumstances require an extension (of up to 90 additional days) of the time for decision. The notice of the Administrator's decision shall be in writing, sent by mail to Claimant's last known address, and if a denial of the claim, shall contain the following information: (a) the specific reasons for the denial; (b) specific reference to pertinent provisions of the Plan on which the denial is based; and (c) if applicable, a description of any additional information or material necessary to perfect the claim, an explanation of why such information or material is necessary, and an explanation of the claims review procedure. A Claimant is entitled to request a review of any denial of his or her claim by the Committee. The request for review must be submitted within 60 days of mailing of notice of the denial. Absent a request for review within the 60-day period, the claim shall be deemed to be conclusively denied. The Claimant or his or her representatives shall be entitled to review all pertinent documents, and to submit issues and comments orally and in writing. The Committee shall render a review decision in writing within 60 days after receipt of a request for a review, provided that, in special circumstances the Committee may extend the time for decision by not more than 60 days upon written notice to the Claimant. The Claimant shall receive written notice of the Committee's review decision, together with specific reasons for the decision and reference to the pertinent provisions of the Plan.

     6.8. Notice. Any and all notices shall be in writing and delivered personally or by registered or certified mail, return receipt requested, addressed, in the case of the Administrator or the Committee, to JNC's principal office and, in the case of a Participant or Participant's beneficiary, to such person's home address as last shown on JNC's records.

     6.9. Headings. All articles and section headings in this Plan are used for convenience and not for construction of this Plan.

     6.10. Governing Law. The Plan has been made and executed in the State of Illinois and its validity, enforceability, interpretation and effect shall be governed by Illinois law.

     6.11. Binding Effect. The Plan shall be binding upon and inure to the benefit of JNC, including its successors and assigns, and the Participants, their heirs and personal representatives.

     6.12. Severability. If any provision of the Plan shall be found to be invalid or unenforceable by a court of competent jurisdiction, the validity or enforceability of the remaining provisions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, The John Nuveen Company has adopted the Plan effective as of November 9, 1998.


                         By:_____________________________________


                         Its:_____________________________________

1998                                                                  EXHIBIT A

                   THE JOHN NUVEEN COMPANY DEFERRED BONUS PLAN

                  DEFERRAL ELECTION FORM FOR THE 1998 PLAN YEAR


You may elect to defer up to 100% of your Production Bonuses and Annual Bonus, if any, by completing and submitting this Form during each November sign-up period for Production Bonuses TO BE EARNED during the following calendar year and the Annual Bonus TO BE PAID during such year. If you join the Plan as a new Participant after a November sign-up period, you may defer up to 100% of your Production Bonuses payable for calendar quarters commencing after you file this Form.

                         DEFERRAL OF PRODUCTION BONUSES

I hereby elect that the following amount of my Production Bonuses TO BE EARNED during the following calendar year (or the following calendar quarters if I am joining the Plan after the November sign-up) be deferred and credited to my Plan Year Account for that year: (SELECT AND COMPLETE ONE OF THE METHODS BELOW BY ENTERING WHOLE DOLLARS AND/OR PERCENTAGES.)

METHOD 1: _____% OF EACH PRODUCTION BONUS

METHOD 2: _____% OF EACH PRODUCTION BONUS IN EXCESS OF $_________________
          PER BONUS

METHOD 3: _____% OF EACH PRODUCTION BONUS NOT EXCEEDING $_______________
          PER BONUS

METHOD 4: 100% OF EACH PRODUCTION BONUS UP TO $__________________ AND _____% OF
   EACH PRODUCTION BONUS IN EXCESS OF THAT DOLLAR AMOUNT

                            DEFERRAL OF ANNUAL BONUS

I hereby elect that the following amount of my Annual Bonus, if any, TO BE PAID during the following calendar year be deferred and credited to my Plan Year Account for that year: (SELECT AND COMPLETE ONE OF THE METHODS BELOW BY ENTERING WHOLE DOLLARS AND/OR PERCENTAGES.)

METHOD 1: _____% OF MY ANNUAL BONUS

METHOD 2: _____% OF MY ANNUAL BONUS IN EXCESS OF $_________________

METHOD 3: _____% OF MY ANNUAL BONUS NOT EXCEEDING $_________________

METHOD 4: 100% OF MY ANNUAL BONUS UP TO $_________________ AND _____% OF MY
          ANNUAL BONUS IN EXCESS OF SUCH DOLLAR AMOUNT

                REVOCATION OF PRODUCTION BONUS DEFERRAL ELECTION

Your Deferral Election is effective only for the next calendar year. You may revoke a Production Bonus Deferral Election prospectively for any calendar quarter by submitting a written request to the Administrator before the quarter with respect to which the revocation will be effective. If you revoke, you may not make a Production Bonus Deferral Election until the next November sign-up period.

                            NO GUARANTY OF EMPLOYMENT

I understand that nothing in the Plan or this Form shall be considered a contract of employment between me and JNC.

                                PLAN IS UNFUNDED

I understand that the Plan is not funded and that I am merely a general unsecured creditor of JNC. I may not sell, encumber, pledge, assign or otherwise alienate my Plan Year Account.

                           INCORPORATION OF PLAN TERMS

I acknowledge that the terms of the Plan are incorporated herein and are made a part hereof.


__________________________________           Date: ________________________
PARTICIPANT

Accepted by Administrator:

__________________________________           Date: ________________________

1998                                                                   EXHIBIT B

                   THE JOHN NUVEEN COMPANY DEFERRED BONUS PLAN

                  PAYMENT ELECTION FORM FOR THE 1998 PLAN YEAR


                            ELECTION OF PAYMENT DATE

I hereby elect the following date for payment of my Plan Year Account for the Plan Year indicted above (YOU MUST CHOOSE ONE):

|_| Method 1: Payments commencing as of the last day of the calendar quarter that immediately follows my Termination or Retirement.

|_| Method 2: Payment in a single lump-sum as of the earlier of (i) ____________________ (specify a date at least 5 years after the date of this Election) or (ii) the last day of the calendar quarter that immediately follows my Termination or Retirement.

                             POST-RETIREMENT PAYMENT

You may elect at least 6 months prior to your expected date of Retirement, but in no event later than the December 31 preceding such date, to defer commencement of payments following Retirement. However, this election will be void and payment will be made pursuant to Method 1 above, if you are not eligible for Retirement on your employment termination date or if your Retirement actually occurs within 6 months following this election. To make the election, check the box below and insert a payment date.

                  |_| Payments following my Retirement shall be deferred and commence as of _____________________. (The date may be during any year following the year of Retirement, up to and including the year following the year in which you attain age 65.)

                  FORM OF PAYMENT AT TERMINATION OR RETIREMENT

I hereby elect that my payments be made in the following form (CHOOSE ONE; DO NOT COMPLETE IF METHOD 2 ABOVE SELECTED):

                  |_|      a lump sum; or

                  |_| quarterly installments over _______ years (not to exceed 10).

                           CHANGE OF PAYMENT ELECTION

You may elect at least 6 months prior to any scheduled payment date, but in no event later than the December 31 preceding such date, to change the timing or form of your payment by filing a new Payment Election Form. Your new election will be void and the original election reinstated if your payments actually commence within 6 months following the date on which you submit the new Form.



__________________________________           Date: ________________________
PARTICIPANT

Accepted by Administrator:

__________________________________           Date: ________________________

1998                                                                  EXHIBIT C

                   THE JOHN NUVEEN COMPANY DEFERRED BONUS PLAN

                           INVESTMENT DESIGNATION FORM
                    FOR NEW DEFERRALS FOR THE 1998 PLAN YEAR


By completing and filing this Investment Designation Form during each November sign-up period, you may elect the Return Options in which the Deferrals from your Production Bonuses to be earned during the following calendar year and your Annual Bonus, if any, to be paid during such year will be deemed invested. If you join the Plan as a new Participant after a November sign-up period, this Investment Designation Form will apply only to Deferrals from your Production Bonuses payable for calendar quarters commencing after you file this Form.

I hereby elect that the investment return on my Deferrals to my Plan Year Account for the above Plan Year be computed as if they were actually invested in the following Return Options (YOU MAY SELECT NO MORE THAN 3 RETURN OPTIONS FROM THE LIST FOUND IN EXHIBIT E):
                                                PERCENTAGE TO BE CREDITED
         NAME OF RETURN OPTIONS                      TO RETURN OPTIONS


    -------------------------------                         ------%


    -------------------------------                         ------%


    -------------------------------                         ------%
                                                  TOTAL MUST EQUAL 100%

If this Form is not filed, the designations on this Form are unclear, or if the percentages do not total 100, then the entire Plan Year Account shall be credited to the Prime Rate Return Option until an appropriate Form is filed.



__________________________________           Date: ________________________
PARTICIPANT

Accepted by Administrator:

__________________________________           Date: ________________________

1998                                                                  EXHIBIT D
                   THE JOHN NUVEEN COMPANY DEFERRED BONUS PLAN

                              CHANGE OF INVESTMENTS
                         FOR THE 1998 PLAN YEAR ACCOUNT


You may change the Return Options in which any of your Plan Year Accounts are deemed invested by completing and submitting this Form to the Administrator not less than 10 business days prior to any December 31 to be effective as of such date.

I hereby elect that the investment return on my existing Plan Year Account for the above Plan Year be computed as if it was actually invested in the following Return Options (SELECT NO MORE THAN 3 RETURN OPTIONS FROM THE LIST FOUND IN EXHIBIT E):

                                      PERCENTAGE TO BE CREDITED TO RETURN
     NAME OF RETURN OPTIONS                  OPTIONS FOLLOWING CHANGE


 -------------------------------                      ------%


 -------------------------------                      ------%


 -------------------------------                      ------%
                                             TOTAL MUST EQUAL 100%

I acknowledge that the above designations shall be effective for the above Plan Year Account until I have filed another valid Change of Investments Form with the Administrator. This Form shall be void and the requested changes not made if the above designations on this Form are unclear or if the percentages do not total 100.



__________________________________             Date: ________________________
PARTICIPANT

Accepted by Administrator:

__________________________________             Date: ________________________

                                                                   EXHIBIT E



                   THE JOHN NUVEEN COMPANY DEFERRED BONUS PLAN

                                 RETURN OPTIONS


You may choose from the Prime Rate Return Option and the following Designated Fund Return Options:

         1.       Prime Rate Return Option

                  Designated Fund Return Options

         2.       Nuveen Growth and Income Fund

         3.       Nuveen Balanced Stock and Bond Fund

         4.       Nuveen Rittenhouse Growth Fund

         5.       Nuveen European Value Fund





















As of November 9, 1998

                                                                       EXHIBIT F


                   THE JOHN NUVEEN COMPANY DEFERRED BONUS PLAN

                          BENEFICIARY DESIGNATION FORM

You may designate one or more Beneficiaries to receive the aggregate balances of your Plan Year Accounts which remain unpaid at your death. To do so, you must complete and file this Form with the Administrator. You may also use this Form to change your Beneficiary designations at any time. No such designation shall be effective unless the properly completed Form is received by the Administrator during your life. If no such designation is made or if no designated Beneficiary survives you, your remaining Account balances will be paid to your estate.

I.       PRIMARY BENEFICIARY

I hereby designate the following as my primary Beneficiary(ies) to receive at my death, in equal shares if more than one is designated, the amounts held in my Plan Year Accounts:

|_|      My estate

|_|      The trustee or trustees of
         (provide name and date of trust)

|_|      The following individuals:

     a.
       -------------------------------------------------------------------------
         Name                                                     (Relationship)

       -------------------------------------------------------------------------
         Address
                                                                    /
       -------------------------------------------------------------------------
         City                      State             Zip                 SSN

     b.
       -------------------------------------------------------------------------
         Name                                                     (Relationship)

       -------------------------------------------------------------------------
         Address
                                                                    /
       -------------------------------------------------------------------------
         City                      State             Zip                 SSN

II.      SECONDARY BENEFICIARY

In the event I am not survived by any primary Beneficiary, I hereby designate the following as secondary Beneficiary(ies) to receive at my death, in equal shares if more than one is designated, the amounts held in my Plan Year Account:

|_|      My estate

|_|      The trustee or trustees of
         (provide name and date of trust)

|_|      The following individuals:

     a.
       -------------------------------------------------------------------------
         Name                                                     (Relationship)

       -------------------------------------------------------------------------
         Address
                                                                       /
       -------------------------------------------------------------------------
         City                     State             Zip                   SSN

     b.
       -------------------------------------------------------------------------
         Name                                                     (Relationship)

       -------------------------------------------------------------------------
         Address
                                                                       /
       -------------------------------------------------------------------------
         City                     State             Zip                   SSN

Please include an attachment to this Form if you wish to designate additional primary or secondary Beneficiaries.

I understand that, where I have designated more than one primary and/or secondary Beneficiary, if a primary (or secondary, if applicable) Beneficiary dies (or, if a trust, goes out of existence) before my death, the predeceased Beneficiary's share shall be distributed equally among the remaining primary (or secondary) Beneficiaries. JNC may distribute my Plan Year Account balances to any trustee named as a Beneficiary without inquiring into, or otherwise being responsible for, the application of such distribution. This Form revokes all prior beneficiary designations made by me with respect to the Plan.



__________________________________              Date: ________________________
PARTICIPANT

Accepted by Administrator:

__________________________________              Date: ________________________

                                                                       EXHIBIT G


                   THE JOHN NUVEEN COMPANY DEFERRED BONUS PLAN

                            HARDSHIP WITHDRAWAL FORM


You may request at any time an Emergency Withdrawal of all or a portion of your aggregate Plan Year Accounts. The minimum Emergency Withdrawal is $25,000 and the maximum amount is the amount necessary to satisfy the Unforeseeable Emergency up to the aggregate value of your Plan Year Accounts. No more than one request for an Emergency Withdrawal may be made in any year.

     I hereby request a hardship withdrawal of $__________________ for the following reason:

                           |_|      My own or a dependent's sudden and
                                    unexpected illness.

                           |_|      The loss of my property due to casualty.

                           |_|      Other (explain):


        ----------------------------------------------------------

        ----------------------------------------------------------

        ----------------------------------------------------------

I certify that the Unforeseeable Emergency may not be relieved through reimbursement or compensation by insurance or otherwise, or liquidation of non-essential assets. I understand that the Administrator may require additional information from me before deciding whether to grant this request.


__________________________________              Date: ________________________
PARTICIPANT


Approved: ______    Denied: ______


__________________________________              Date: ________________________
Administrator